December 3, 2001


                         SUPPLEMENT TO THE PROSPECTUS OF
                        PIONEER VARIABLE CONTRACTS TRUST
                         SWISS FRANC BOND VCT PORTFOLIO
                                DATED MAY 1, 2001


Effective December 3, 2001, Swiss Franc Bond VCT Portfolio will be closed to new investments.


The following replaces the section of the prospectus entitled "Portfolio manager":

Since November 14, 2001, day-to-day management of the portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

     John A. Carey, the head of portfolio management and a senior vice president of Pioneer, supervises Mr. Taubes and his team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.

















                                                                   11119-00-1201
                                             (c) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds